CYAN, INC.
PURCHASE AGREEMENT
Cyan, Inc.
1383 N. McDowell Blvd., Suite 300
Petaluma, CA 94954
Ladies and Gentlemen:
Each of the undersigned hereby confirms its agreement with you as follows:

1.
This Purchase Agreement (this “Agreement”) is made as of December 4, 2014, by and among Cyan, Inc., a Delaware corporation (the “Company”), and each party identified on the signature pages hereof (each, an “Undersigned”), for itself and on behalf of the beneficial owners listed on Schedule I hereto (each, an “Account” and, collectively, the “Accounts”), for whom the Undersigned holds contractual and investment authority (each Account, as well as each Undersigned if it is purchasing Notes and Warrants (as defined below) hereunder, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

2.
The Company and each Purchaser is executing and delivering this Agreement in reliance upon, and the Notes and Warrants (as defined below) will be offered and sold to each Purchaser pursuant to, the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act. Each Purchaser is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act or an “accredited investor” as defined in Regulation D.

3.
Subject to the terms and conditions of the Agreements (as defined below), the Company has authorized the issuance and sale of an aggregate of up to $50,000,000 (or up to $60,000,000 if the Company elects to issue additional Notes (as defined below) within 13 days of the initial Closing Date), of securities consisting of (i) $1,000 in principal amount of 8.00% Convertible Senior Secured Notes of the Company (each, a “Note”) and (ii) a warrant (each, a “Warrant”) per $1,000 of principal amount of notes, each warrant initially entitling the holder thereof to purchase 225 share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at an initial exercise price equal to $3.62 per share. The Notes will be issued pursuant to an indenture (the “Indenture”), to be dated on or about December 12, 2014, by and among the Company, the subsidiary guarantors and U.S. Bank National Association, as trustee (in such capacity, the “Trustee”) and as collateral agent (in such capacity, the “Collateral Agent”) and will be secured by a Security Agreement, between the Company, the subsidiary guarantors and the Collateral Agent (the “Security Agreement”). The Notes will be guaranteed by the Company’s future domestic material subsidiaries, if any (as defined in the Indenture). The Company will deposit an amount equal to 24 percent of the

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aggregate principal amount of the Notes purchased pursuant to this Agreement and the Other Agreements into an escrow account pursuant to an Escrow Agreement, dated on or about December 12, 2014 (the “Escrow Agreement”), by and between the Company and U.S. Bank National Association, to provide for the payment of interest and other amounts on the Notes. The Warrants will be issued pursuant to warrant agreements (each a “Warrant Agreement,” and, collectively, the “Warrant Agreements”), to be dated on or about December 12, 2014, each duly executed by the Company. When executed and delivered, the Indenture and Warrant Agreement will conform in all material respects to the descriptions thereof in the Time of Sale Document and the Placement Memorandum, with customary additional provisions. Capitalized terms used but not defined herein shall have the meanings set forth in the “Description of Notes” and “Description of Warrants” sections of the private placement memorandum, dated December 4, 2014 (the “Placement Memorandum”), as supplemented by the Term Sheet, dated December 4, 2014 attached hereto as Schedule II (the “Pricing Supplement” and together with the Placement Memorandum, the “Time of Sale Document”).

4.
At the Closing, the Company will, subject to the terms of this Agreement (including the terms and conditions set forth in Annex B), issue and sell to the Purchaser and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Notes and Warrants shown on the signature page hereof or, in the case of the Accounts, on Schedule I hereto.

5.
The Company is simultaneously entering into this same form of purchase agreement with certain other investors (such purchase agreements, the “Other Agreements,” and such other investors, the “Other Purchasers”) and expects to complete sales of the Notes and Warrants to them. This Agreement and the purchase agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the “Agreements.” The obligations of the Other Purchasers under the Other Agreements are separate and independent from the obligations of the Purchasers under this Agreement, and the total aggregate amount of Notes and Warrants sold pursuant to all of the Agreements, and the aggregate net proceeds of the offering described in the Placement Memorandum, may be reduced to the extent any Other Purchaser fails to purchase securities pursuant to any Other Agreement.

6.
The Notes purchased by each Purchaser (other than Affiliated Purchasers (as defined below)) will be delivered by electronic book-entry through the facilities of The Depository Trust Company (“DTC”), to an account specified by each Purchaser set forth below, and will be released by the Trustee via Deposit/Withdrawal at Custodian (“DWAC”), at the written instruction of the Company, to such Purchaser at the Closing (as defined below). The Notes purchased by certain of the Company’s existing stockholders and officers identified on Schedule III (each, an “Affiliated Purchaser” and, collectively, the “Affiliated Purchasers”) will be issued in definitive form and will be delivered to the Affiliated Purchaser via overnight courier. The Warrants purchased by each Purchaser will be issued in certificated form and will be delivered to the Purchaser via overnight courier. Delivery of the Notes and Warrants will be made to the Purchasers

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on or about the 5th business day following the date of this Agreement, subject to extension pursuant to the terms of this Agreement (such settlement being referred to as “T+5”). Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, Purchasers who wish to trade Notes or Warrants prior to the delivery of the notes or warrants hereunder may be required, by virtue of the fact that the Notes and Warrants initially settle in T+5, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement. The Purchaser hereby agrees to T+5 settlement of the Notes and Warrants.

7.
Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Notes, the Warrants and the shares of Common Stock underlying the Notes (the “Note Shares”) and the Warrants (the “Warrant Shares”) shall bear the legends set forth in the Placement Memorandum. The Company has prepared (i) a Placement Memorandum and (ii) the Pricing Supplement, which include pricing terms and other information with respect to the Notes and Warrants (the “Pricing Supplement”), in each case relating to the offer and sale of the Notes and Warrants (the “Offering”). All references in this Agreement to the Time of Sale Document or the Placement Memorandum include, unless expressly stated otherwise, (i) all amendments or supplements thereto, (ii) all documents, financial statements and schedules and other information contained therein (and references in this Agreement to such information being “contained,” “included” or “stated” (and other references of like import) in the Placement Memorandum or the Time of Sale Document shall be deemed to mean all such information contained therein) and (iii) any offering memorandum “wrapper” used in connection with offers to sell, solicitations of offers to buy or sales of the Notes and Warrants in non-U.S. jurisdictions. “Time of Sale” means 8:00 p.m., New York City time, on the date hereof or otherwise such other time as may be agreed upon in writing by the Company and the Purchasers.

8.
The Notes, the Warrants and, where applicable, the Warrant Shares and Note Shares, are collectively referred to herein as the “Securities.” This Agreement, the Indenture, the Warrant Agreement, the Security Agreement, the Escrow Agreement, the Notes and the Warrants are collectively referred to herein as the “Documents,” and the transactions contemplated hereby and thereby are collectively referred to herein as the “Transactions.”

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

Cyan, Inc. By: Name: Title

Signature Page

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Print or Type:

Name of Undersigned
(Individual or Institution)

Jurisdiction of Purchaser’s Executive Offices

Name of Individual representing Undersigned (if an Institution)

Title of Individual representing Undersigned (if an Institution)

Number of Notes and Warrants to Be Purchased
Consisting of:
$
Principal amount of Notes to Be Purchased

Number of Warrants to Be Purchased
$
Aggregate Purchase Price

Number of shares of Common Stock beneficially owned by Undersigned on the date hereof

Signature by:	Individual Undersigned or Individual representing Undersigned: Address: Telephone: Facsimile: E-mail:

Signature Page

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SUMMARY INSTRUCTION SHEET FOR UNDERSIGNED
(To be read in conjunction with the entire Purchase Agreement.)
Complete the following items in the Purchase Agreement:

1.
Provide the information regarding the Undersigned requested on the signature page and regarding each Purchaser requested on the Purchaser Questionnaire attached as Annex A to the Purchase Agreement (the “Purchaser Questionnaire”). The Purchase Agreement must be executed by an individual authorized to bind each Purchaser.

2.
On or prior to 8:00 a.m. New York time on December 5, 2014, return an executed original Purchase Agreement or electronic transmission thereof, a completed and executed Purchaser Questionnaire for the Undersigned, if a Purchaser, and each Purchaser on whose behalf the Undersigned is executing the Purchase Agreement, and a completed and executed tax withholding form for each Purchaser to:

Tim O’Connor
Tim.OConnor@jefferies.com
Jefferies LLC
520 Madison Avenue, 2nd Floor
New York, New York 10022
Each Undersigned who sends an electronic transmission on or prior to such deadline must also submit an original via courier as soon thereafter as practicable.

3.
On or prior to 9:00 a.m., New York City time, on the Closing Date (as defined in the Purchase Agreement), Purchaser shall transfer the amount indicated as the “Aggregate Purchase Price” on its signature page to the Purchase Agreement or, in the case of the Accounts, on Schedule I attached to the Purchase Agreement, in United States dollars and in immediately available funds, by wire transfer to the account of Jefferies LLC, as the Company’s closing agent (in such capacity, the “Closing Agent”).

4.
On or prior to 10:00 a.m., New York City time, on the Closing Date, (i) each Undersigned (other than Affiliated Purchasers) must instruct its custodian(s) to post a DWAC Deposit request for such Undersigned’s purchase of the Notes, (ii) each Affiliated Purchaser must provide instructions for delivery of definitive Notes, and (iii) each Undersigned must provide instructions for delivery of the Warrant.

5.
Following the confirmation by the Closing Agent that the conditions set forth in the Purchase Agreement, other than with respect to the issuance of and delivery of the Notes and Warrants, have been satisfied or waived, (i) the Closing Agent shall disburse on the Closing Date funds received by the Closing Agent on behalf of the Company (net of the agreed amount of fees and expenses of the placement agent) by wire transfer of immediately available funds to an account specified by the Company in accordance with the Company’s written wire instructions (which shall be provided to the Closing Agent by the Company at least one day prior to the Closing Date), (ii) the Notes purchased by each Purchaser (as specified on such Purchaser’s signature page to the Purchase Agreement or, in the case of the Accounts, on Schedule I attached to the Purchase Agreement) (a) in the case of Notes purchased by each Purchaser other than Affiliated Purchasers, to be issued

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and delivered by electronic book entry through the facilities of DTC to the account specified by such Purchaser in its Purchaser Questionnaire will be released by the Trustee via DWAC, at the written instruction of the Company, to such Purchaser upon receipt of Purchaser’s DWAC Deposit request, and (b) in the case of Notes purchased by Affiliated Purchasers, to be issued and delivered in certificated form will be sent to the Affiliated Purchaser via oversight courier to the address previously provided by the Purchaser, and (iii) the Warrants will be sent via overnight courier to the address previously provided by the Purchaser.

6.	Please note that all wire transfers must be sent to the following account and the name of the purchasing entity must be included in the wire:

Wire Information
ABA Number:	21000018
Bank Name:	The Bank of New York
Account Name:	Jefferies LLC
Account Number:	8900652772
Re:	Cyan, Inc.

The Closing Agent will notify each Undersigned once the transaction has closed. Each Undersigned (other than any Affiliated Purchaser) must instruct its custodian(s) to post a DWAC Deposit in order to receive Notes on the Closing Date and each Undersigned must provide delivery instructions to receive the Warrants and definitive Notes, in the case of the Affiliated Purchasers.

7.	If you have any questions, please contact Tim O’Connor at (212) 284-8137.

ANNEX A
CYAN, INC.
PURCHASER QUESTIONNAIRE
Pursuant to Section 1.4 of Annex B of the Agreement, please provide us with the following information:

Legal Name of Purchaser (i.e., Fund Name): Address of Purchaser:
Attention:
Telephone Number: Fax Number:
NOMINEE/CUSTODIAN (Name in which the Notes are to be registered if different than name of Purchaser):

DTC Number:
Tax I.D. Number or Social Security Number:
(If acquired in the name of a nominee/custodian, the taxpayer I.D. number of such nominee/custodian)

Address for Delivery of Warrants (and, in the case of Affiliated Purchasers, Notes):
Attention:
Telephone Number: Fax Number:

Person to Receive Copies of Transaction Documents:

Name:
Telephone Number:
Email:
Operations Contacts:
Primary:
Telephone Number:
Email:
Secondary:
Telephone Number:
Email:
Tax Withholding Form Attached (indicate type):

☐    Internal Revenue Service Form W-9 if U.S. Purchaser
☐    Appropriate series of Internal Revenue Service Form W-8 (including any required attachments) if Non-U.S. Purchaser

Each Purchaser must be a “qualified institutional buyer” as defined in Rule 144A under the Securities Act or an “accredited investor” as defined in Rule 501 under the Securities Act. Indicate type as applicable to Purchaser:

☐    Qualified Institutional Buyer
☐    Accredited Investor
*** Please note that if you are sub-allocating to multiple funds, you must complete one of these forms for each fund.

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ANNEX B
PURCHASE AGREEMENT
TERMS AND CONDITIONS
1.Delivery of the Notes at the Closing; Termination.
1.1    The closing of the purchase and sale of the Notes and Warrants (the “Closing”) shall occur at the offices of Cooley LLP, 101 California Street, 5th Floor, San Francisco, California 94111, on the fifth business day following the execution of the Agreement or on such later date or at such different location as the parties shall agree in writing, but not prior to the date that the conditions for Closing set forth below have been satisfied or waived by the appropriate party; provided, however, that the Closing Agent may, upon mutual agreement with the Company, postpone the Closing for a period of not more than three additional business days after the fifth business day following the execution of the Agreement (the date of such Closing being referred to herein as the “Closing Date”).
1.2    Closing Deliveries. At the Closing, (a) the Purchaser shall pay, in immediately available funds, the aggregate purchase price (the “Aggregate Purchase Price”) for the Notes and Warrants being purchased hereunder by wire transfer to the account specified by the Closing Agent, (b) delivery of the Notes, dated as of the Closing Date and in such principal amount as is being purchased by each Purchaser, shall be made (i) through the facilities of The Depository Trust Company (“DTC”) in accordance with DTC procedures for book-entry settlement representing the principal amount of the Notes, in the case of Notes purchased by Purchasers other than the Affiliated Purchasers (and Jefferies, as Closing Agent, shall have submitted to DTC a DTC Eligibility Questionnaire for such Notes prior to Closing), and (ii) to the Affiliated Purchaser via overnight courier, in the case of the Notes purchased by the Affiliated Purchasers, and (c) the Warrants will be sent via overnight courier to the Purchaser. The Notes and the Warrants will bear an appropriate legend referring to the fact that the Notes and Warrants were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) thereof and Rule 506 thereunder as described in the Placement Memorandum. In addition, the Notes and Warrants purchased by Affiliated Purchasers will bear an appropriate legend referring to the fact that the Affiliated Purchaser will not resell or otherwise transfer any of the Notes, Warrants, Note Shares or Warrant Shares prior to the date that is the later of (a) one year after the last original issue date of the Notes or such shorter period of time as permitted by Rule 144 under the Securities Act or any successor provision thereunder, and (b) such later date, if any, as may be required by applicable law, except (i) to the Company or one of the Subsidiaries of the Company or (ii) pursuant to a registration statement that has been declared effective under the Securities Act. The name(s) in which the book-entry Notes are to be registered, or certificated Notes are to be issued to Affiliated Purchasers and the address to which they are to be sent, and the name in which the Warrants are to be issued and the address to which they are to be sent, are set forth in the Purchaser Questionnaire attached as Annex A to the Agreement.
1.3    Closing Mechanics.

Annex B-1.

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(a)    One business day prior to the Closing, Jefferies LLC (“Jefferies”) as closing agent (in such capacity, the “Closing Agent”) will contact the contact person for each Undersigned to confirm the closing mechanics set forth herein.
(b)    On or before 9:00 a.m., New York City time, on the Closing Date, the Purchaser will pay the Aggregate Purchase Price for the Notes and Warrants being purchased hereunder to the Closing Agent as required by Section 1.2. In the event that the Purchaser shall fail to deliver all or any portion of the purchase price for the Notes and Warrants being purchased on or before 9:00 a.m., New York City time, on the Closing Date as required by Section 1.2, the Closing Agent shall be permitted (but shall not be obligated), in its sole discretion, to fund the Aggregate Purchase Price for the Notes and Warrants being purchased on behalf of the Purchaser; provided, however, that the funding of the purchase of any Notes and Warrants by the Closing Agent pursuant to this Section 1.3(b) shall not relieve the Purchaser or the Undersigned of any liability that it may have to the Company or the Closing Agent pursuant to this Agreement or for the breach of its obligations under this Agreement. In any such case in which the Closing Agent, in its sole discretion, has elected to fund the purchase price for the Notes and Warrants being purchased on behalf of the Purchaser, if the Purchaser has not fulfilled its obligation to purchase the Notes and Warrants as set forth herein within two business days of the Closing Date, the Closing Agent shall thereafter be entitled to retain the certificates representing the Notes and Warrants and, if so requested by the Closing Agent, the Company shall transfer registration of such Notes and Warrants to or as directed by the Closing Agent.
(c)    In the event that the Closing Agent shall have funded the purchase of the Notes and Warrants on behalf of the Purchaser under the circumstances set forth in clause (b) above, such Purchaser shall be obligated to repay the Closing Agent in exchange for the release of the Notes and Warrants to the Purchaser at a purchase price for the Notes and Warrants equal to 100% of the Aggregate Purchase Price for the Notes and Warrants being purchased by such Purchaser, plus accrued interest from the Closing Date; provided, however, that if the Closing Agent has funded such purchase on behalf of the Purchaser, and the Purchaser subsequently makes payment to the Closing Agent before 9:00 a.m., New York City time, on the Closing Date, the Purchase Price shall equal the purchase price for such Notes and Warrants plus an amount equal to the Closing Agent’s cost of intraday funds for such purchase.
(d)    The receipt of funds by the Closing Agent from the Purchaser shall be deemed to be irrevocable instructions from the Purchaser and the Undersigned to the Closing Agent that the conditions to the Closing have been satisfied.
(e)    Funds received by the Closing Agent on behalf of the Company pursuant to this Section 1 (or funded by the Closing Agent in its sole discretion pursuant to Section 1.3(c)) will be held in trust and not as property or in the title of the Closing Agent. On the Closing Date, or as soon as reasonably practicable thereafter, the Closing Agent shall disburse such funds (net of the agreed amount of fees and expenses of Jefferies as the placement agent) by wire transfer of immediately available funds in accordance with the Company’s written wire instructions (which shall be provided to the Closing Agent at least one business day prior to the Closing Date), unless otherwise agreed to by the Company and the Closing Agent.

Annex B-2.

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(f)    Upon receipt of the purchase price from the Purchaser, the Closing Agent will cause the delivery of such funds to the Company, pursuant to written instructions from the Company (which shall be provided to the Closing Agent at least one business day prior to the Closing Date). Immediately following the Company’s receipt of such funds, the Notes and Warrants will be delivered pursuant to Section 1.2.
1.4    Conditions to the Company’s Obligations. The Company’s obligation to complete the purchase and sale of the Notes and Warrants and deliver such Notes and Warrants at the Closing shall be subject to the following conditions, provided that subsections (a), (b), (f), (g) and (i) may be waived by the Company:
(a)    receipt by the Company of same-day funds in the full principal amount of the Notes and Warrants being purchased hereunder;
(b)    completion of the purchases and sales under the Agreements with the Other Purchasers;
(c)    entry into the Indenture with the Trustee;
(d)    receipt by the Company of the payoff letter from Silicon Valley Bank (“SVB”) in respect of the Company’s existing indebtedness with SVB (the “Existing Indebtedness”);
(e)    evidence that (i) the liens securing the Existing Indebtedness will be terminated and (ii) the documents and/or filings evidencing the perfection of such liens, including without limitation any financing statements and/or control agreements, have or will, concurrently with the Closing, be terminated;
(f)    the accuracy of the representations and warranties made by the Purchasers;
(g)    receipt by the Company from the Purchaser of the fully completed questionnaire attached as Annex A to the Agreement, including attachments;
(h)    after submission of the letter of representation and applicable rider for the Notes, which the Company shall submit at least two business days prior to Closing, eligibility of the Notes (other than the Notes purchased by Affiliated Purchasers) for settlement through the facilities of DTC; and
(i)    simultaneous with the closing under this Agreement, closing of the sale of Notes (and Warrants) under the Other Agreements such that the Company shall issue, in the aggregate, a minimum of $40,000,000 aggregate principal amount of Notes pursuant to this Agreement and the Other Agreements (the “Minimum Aggregate Issuance”).
1.5    Conditions to the Purchaser’s Obligations. The Purchaser’s obligation to pay for the Notes and Warrants shall be subject to the following conditions, any one or more of which may be waived by the Purchaser:

Annex B-3.

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(a)    each of the representations and warranties of the Company made herein shall be accurate in all material respects as of the Closing Date and the Company shall have performed or satisfied in all material respects the covenants made by it in this Agreement;
(b)    the delivery to the Purchaser by counsel to the Company of a legal opinion substantially similar in substance to the form of opinion attached as Annex C hereto;
(c)    receipt by the Purchaser of a certificate executed by the chief executive officer and the chief financial officer of the Company, dated as of the Closing Date, to the effect that the representations and warranties of the Company set forth herein are true and correct in all material respects as of the date of this Agreement and as of such Closing Date and that the Company has complied in all material respects with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date;
(d)    receipt by the Purchaser of a certificate of the Secretary of the Company, dated as of the Closing Date:
(i)    certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the sale of the Notes and Warrants and the issuance of the Note Shares and Warrant Shares;
(ii)    certifying the current versions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of the Company; and
(iii)    certifying as to the signatures and authority of the persons signing this Agreement and related documents on behalf of the Company;
(e)    receipt by the Purchaser of a certificate of good standing for the Company for its jurisdiction of incorporation;
(f)    receipt by the Purchaser of a certificate from the Company’s transfer agent certifying the number of shares of Common Stock outstanding as of the Closing Date;
(g)    the Common Stock shall continue to be listed on the New York Stock Exchange (“NYSE”) as of the Closing Date; there shall have been no suspensions in the trading of the Common Stock as of the Closing Date; and the Note Shares and Warrant Shares shall be approved for listing on the NYSE as of the Closing Date, subject to official notice of issuance;
(h)    no injunction, restraining order, action or order of any nature by a governmental or regulatory authority shall have been issued, taken or made or no action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority of competent

Annex B-4.

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jurisdiction that would, prior to or as of the Closing Date, prevent or materially interfere with the consummation of the transactions contemplated by this Agreement;
(i)    at the Closing Date, the Collateral Agent shall have received the Security Agreement executed by the parties thereto and Uniform Commercial Code financing statements in appropriate form for filing. Each such document shall be in form and substance reasonably satisfactory to the Collateral Agent and in full force and effect and the Company shall have taken all actions required by the Security Agreement to be taken as of such date; and
(j)    simultaneous with the closing under this Agreement, closing of the sale of Notes (and Warrants) under the Other Agreements such that the Company shall issue, in the aggregate, the Minimum Aggregate Issuance.
2.    Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:
2.1    Limitation on Offering Materials. The Company has not prepared, made, used, authorized, approved or distributed and will not, and will not cause or allow its agents or representatives to, prepare, make, use, authorize, approve or distribute any written communication that constitutes an offer to sell or a solicitation of an offer to buy the Securities, or otherwise is prepared to market the Securities, other than (i) the Time of Sale Document, (ii) the Placement Memorandum, and (iii) any marketing materials (including any roadshow or investor presentation materials) or other written communications, (each such communication by the Company or its agents or representatives described in this clause (iii), a “Company Additional Written Communication”).
2.2    No Material Misstatement or Omission. (i) The Time of Sale Document, as of the Time of Sale, did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) the Placement Memorandum, as of the date thereof, did not, and, at the Closing Date, will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iii) each such Company Additional Written Communication does not conflict with the information contained in the Time of Sale Document or the Placement Memorandum, and when taken together with the Time of Sale Document, did not, and, at the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. No injunction or order has been issued that either (i) asserts that any of the Transactions is subject to the registration requirements of the Securities Act or (ii) would prevent or suspend the issuance or sale of any of the Securities or the use of the Time of Sale Document or the Placement Memorandum in any jurisdiction, and no proceeding for either such purpose has commenced or is pending or, to the knowledge of the Company, is contemplated
2.3    No Material Adverse Change. Subsequent to the respective dates as of which information is contained in the Time of Sale Document and the Placement Memorandum,

Annex B-5.

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except as disclosed in the Time of Sale Document and the Placement Memorandum, neither the Company nor any of its Subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; since the respective dates as of which information is given in the Time of Sale Document and the Placement Memorandum, there have been no transactions entered into by the Company or any of its Subsidiaries, other than those in the ordinary course of business, that are material with respect to the Company and its Subsidiaries considered as one enterprise; and, since the respective dates as of which information is given in the Time of Sale Document and the Placement Memorandum, there has not been (A) any change in the capital stock (other than (1) as a result of the exercise of stock options or the award of stock options or restricted stock securities in the ordinary course of business pursuant to the Company’s stock plans that are described in the Time of Sale Document and the Placement Memorandum, (2) the repurchase shares of capital stock which were issued pursuant to the early exercise of stock options by option holders and are subject to repurchase by the Company, or (3) the exercise of warrants to purchase shares of capital stock that are described in the Time of Sale Document and the Placement Memorandum) or long-term debt of the Company or any of its Subsidiaries or (B) any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its Subsidiaries, taken as a whole (a “Material Adverse Effect”), otherwise than as set forth or contemplated in the Time of Sale Document and the Placement Memorandum.
2.4    Title to Properties. The Company and its Subsidiaries have good and marketable title to all personal property owned by them (other than with respect to Intellectual Property, which is addressed exclusively in subsection (p)), in each case free and clear of all liens, encumbrances and defects except such as are described in the Time of Sale Document and the Placement Memorandum or such as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and any leased real property and buildings are held under valid, subsisting and enforceable leases (subject to the effects of (A) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors generally; (B) the application of general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether enforcement is considered in proceedings at law or in equity); and (C) applicable law and public policy with respect to rights to indemnity and contribution) with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.
2.5    Incorporation and Good Standing of the Company and its Subsidiaries. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Time of Sale Document and the Placement Memorandum, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the

Annex B-6.

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failure to so qualify or be in good standing would not individually or in the aggregate have a Material Adverse Effect; and each corporation, partnership or other entity in which the Company, directly or indirectly through any of its subsidiaries, owns more than fifty percent (50%) of any class of equity securities or interests (each a “Subsidiary” and, collectively, the “Subsidiaries”) of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation or organization, to the extent that the concept of “good standing” is applicable under the laws of such jurisdiction, except where the failure to be so qualified or to be in good standing would not, individually or in the aggregate, have a Material Adverse Effect.
2.6    Capitalization and Other Capital Stock Matters. The Company has an authorized capitalization as set forth in the Time of Sale Document and the Placement Memorandum, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the description of the Company’s capital stock contained in the Time of Sale Document and the Placement Memorandum; and all of the issued shares of capital stock of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares and except as otherwise set forth in the Time of Sale Document and the Placement Memorandum) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims. The Notes, Warrants, Note Shares and Warrant Shares and all other outstanding shares of capital stock or other equity interests of the Company conform in all material respects to the descriptions thereof set forth in the Time of Sale Document and the Placement Memorandum. The Note Shares and Warrant Shares have been duly authorized and reserved for issuance upon such conversion or exercise, as applicable, by all necessary corporate action and such shares, when issued upon such conversion in accordance with the terms of the Notes or Warrants, as applicable, will be validly issued, fully paid and non-assessable; no holder of the Note Shares or Warrant Shares will be subject to personal liability by reason of being such a holder; and the issuance of the Note Shares or Warrant Shares upon such conversion or exercise, as applicable, will not be subject to the preemptive or other similar rights of any securityholder of the Company. None of the outstanding shares of Common Stock was issued in violation of any preemptive rights or other similar rights granted by the Company to any securityholder of the Company. All of the outstanding shares of capital stock or other equity interests of each of the Subsidiaries are owned, directly or indirectly, by the Company, free and clear of all liens, security interests, mortgages, pledges, charges, equities, claims or restrictions on transferability or encumbrances of any kind (collectively, “Liens”), except such as are described in the Placement Memorandum or such as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and those imposed by the Securities Act and the securities or “Blue Sky” laws of certain U.S. state or non-U.S. jurisdictions. Except as disclosed in the Time of Sale Document and the Placement Memorandum, there are no outstanding (A) options, warrants, preemptive rights, rights of first refusal or other rights to purchase from the Company or any of the Subsidiaries, (B) agreements, contracts, arrangements or other obligations of the Company or any of the Subsidiaries to issue or (C) other rights to convert any obligation into or exchange any securities for, in the case of each of clauses (A) through (C), shares of capital stock of or other ownership or equity interests in the Company or any of the Subsidiaries.

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2.7    The Securities. The Securities have each been duly and validly authorized by the Company and, when issued and delivered to and paid for by the Purchasers in accordance with the terms of this Agreement, the Indenture and the Warrant Agreement, will have been duly executed, authenticated, issued and delivered and will constitute legal, valid and binding obligations of the Company, entitled to the benefit of the Indenture, the Warrant Agreement, the Security Agreement and the Escrow Agreement, as applicable, and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. When executed and delivered, the Securities will conform in all material respects to the descriptions thereof in the Time of Sale Document and the Placement Memorandum and will be in the form contemplated by the Indenture, the Warrant Agreement and the Security Agreement.
2.8    The Security Agreement. when executed and delivered, will create in favor of the Collateral Agent for the benefit of the holders of the Notes, valid and enforceable first-priority security interests (subject to Permitted Liens) in and liens on the rights of the Company in the property in which a security interest is purported to be granted under the Security Agreement and upon or as a result of, the filing of Uniform Commercial Code financing statements in the appropriate form and with the appropriate governmental authorities (including payment of all necessary fees and taxes) and upon the taking of the other actions described in the Security Agreement, such security interests in the rights of the Company in such property will constitute a perfected security interest in all right, title and interest in the property in which a security interest is purported to be granted to the extent such perfection can be obtained upon the taking of such actions and will be subject only to Permitted Liens.
2.9    No Conflicts, No Consents. The execution, delivery or performance of the Documents and the consummation of any of the Transactions will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, (a) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, (b) the Certificate of Incorporation, Bylaws or similar organizational documents of the Company or any Subsidiaries (“Charter Documents”), or (c) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties, except in the case of (a) and (c) for such violations that would not individually or in the aggregate have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the execution, delivery or performance of the Documents or the consummation of the Transactions, except for such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities or where the failure to obtain any such consent, approval, authorization, order, registration or qualification

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would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
2.10    Compliance with Existing Instruments. Neither the Company nor any of its Subsidiaries is (a) in violation of its Charter Documents or (b) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except in the case of (b) for such defaults as would not, individually or in the aggregate, have a Material Adverse Effect.
2.11    No Material Applicable Laws or Proceedings. Other than as set forth in the Time of Sale Document and the Placement Memorandum, (i) there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject, and, to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others and (ii) no stop order suspending the qualification or exemption from qualification of any of the Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or, to the Company’s knowledge, be pending or contemplated as of the applicable Closing Date which, with respect to clauses (i) and (ii) of this paragraph, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect.
2.12    Investment Company Act. The Company is not and, after giving effect to the Offering and the use of proceeds of the Offering, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).
2.13    Independent Accountants. Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Securities Act.
2.14    Accounting System. The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) that complies with the requirements of the Exchange Act applicable to the Company and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Except as set forth in the Time of Sale Document and the Placement Memorandum, the Company is not aware of any material weaknesses in its internal control over financial reporting (it being understood that this subsection shall not require the Company to comply with Section 404 of the Sarbanes-Oxley Act of 2002 as of an earlier date than it would otherwise be required to so comply under applicable law).

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2.15    Legal Power and Authority. The Company has all necessary power and authority to execute, deliver and perform their respective obligations under the Documents to which they are a party and to consummate the Transactions.
2.16    Disclosure Controls and Procedures. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective. The Company and the Subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act. The statements relating to disclosure controls and procedures made by the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company in the certifications required by the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith are complete and correct.
2.17    Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights to use all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names and other intellectual property (collectively, “Intellectual Property”). Other than as set forth in the Time of Sale Document, to the Company’s knowledge, neither the Company nor any of its Subsidiaries infringes or misappropriates (nor has the Company or any of its Subsidiaries received any written notice of any infringement or misappropriation of, or conflict with) any rights of others with respect to any Intellectual Property. Neither the Company nor any of its Subsidiaries has received any written notice challenging the validity, scope, enforceability, or ownership of any Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries, nor does the Company have any knowledge of any facts that would form a reasonable basis for any such challenge, except to the extent that such challenge, if successful, would not have a Material Adverse Effect. The Company and its Subsidiaries have taken commercially reasonable steps in accordance with normal industry practice to maintain the confidentiality of its trade secrets and other confidential information, and to secure from their employees, consultants, agents and contractors ownership of all Intellectual Property (and rights therein) created by such persons in the course of their employment or engagement by the Company or its Subsidiaries. There are no outstanding options, licenses or agreements of any kind relating to the Intellectual Property owned by the Company or any of its Subsidiaries that are necessary to be described in the Time of Sale Document or the Placement Memorandum to avoid a material misstatement or omission and are not described therein. The Company and its Subsidiaries are not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property of any other person or entity that are necessary to be described in the Time of Sale Document or the Placement Memorandum to avoid a material misstatement or omission and are not described therein. No government funding, facilities or resources of a university, college, other educational institution or research center or funding from third parties was used in the development of any Intellectual Property that is owned or purported to be owned

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by the Company or any of its Subsidiaries, and no governmental agency or body, university, college, other educational institution or research center has any claim or right in or to any Intellectual Property that is owned or purported to be owned by the Company or any of its Subsidiaries. The Company and its Subsidiaries have used all software and other materials distributed under a “free,” “open source,” or similar licensing model (including but not limited to the GNU General Public License, GNU Lesser General Public License and GNU Affero General Public License) (“Open Source Materials”) in material compliance with all license terms applicable to such Open Source Materials. Neither the Company nor any of its Subsidiaries has used or distributed any Open Source Materials in a manner that requires or has required (i) the Company or any of its Subsidiaries to permit reverse-engineering of any products or services of the Company or any of its Subsidiaries, or any software code or other technology owned by the Company or any of its Subsidiaries; or (ii) any products or services of the Company or any of its Subsidiaries, or any software code or other technology owned by the Company or any of its Subsidiaries, to be (A) disclosed or distributed in source code form, (B) licensed for the purpose of making derivative works, or (C) redistributable at no charge.
2.18    Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which it is engaged and neither the Company nor any of its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.
2.19    Compliance with Environmental Laws. The Company and each of its Subsidiaries (i) are in compliance with all, and have not violated any, laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, national, state, provincial, regional, or local authority, relating to the protection of human health or safety, the environment, or natural resources, or to hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses, and (ii) have not received written notice of any actual or alleged violation of Environmental Laws, or of any potential liability for or other obligation concerning the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of either (i) or (ii) where the failure to comply or the potential liability or obligation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as described in the Time of Sale Document and Placement Memorandum, (A) there are no proceedings that are pending against the Company or any of its subsidiaries under Environmental Laws in which a governmental authority is also a party and (B) the Company and its subsidiaries are not aware of any issues regarding compliance with Environmental Laws, or liabilities under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a Material Adverse Effect.

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2.20    No Applicable Registration or Other Similar Rights. Except as described in the Time of Sale Document and Placement Memorandum, there are no contracts, agreements or understandings between the Company or any Subsidiary and any person granting such person the right to require the Company or any Subsidiary to file a registration statement under the Securities Act with respect to any securities of the Company or any Subsidiary.
2.21    Tax Law Compliance. Except as described in the Time of Sale Document and the Placement Memorandum, the Company and each of its Subsidiaries have filed all material federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all material taxes due thereon. Except as described in the Time of Sale Document and the Placement Memorandum, no material tax deficiency has been determined adversely to the Company or any of its Subsidiaries.
2.22    Foreign Corrupt Practices Act. Neither the Company nor any of its Subsidiaries or affiliates, nor, to the Company’s knowledge, any director, officer, or employee, agent or representative of the Company or of any of its Subsidiaries or affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Company and its Subsidiaries and affiliates have conducted their businesses in material compliance with applicable anti-corruption laws, including the Foreign Corrupt Practices Act of 1977, as amended.
2.23    Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and its Subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.
2.24    Preparation of the Financial Statements. The financial statements included or incorporated by reference in the Time of Sale Document and the Placement Memorandum, together with the related schedules and notes (the “Financial Statements”), present fairly the financial position of the Company and its Subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its Subsidiaries for the periods specified; said financial statements have been prepared in conformity with U.S. generally

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accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in accordance with GAAP the information required to be stated therein. The financial data set forth under the captions “Summary Consolidated Financial Information” in the Time of Sale Document and the Placement Memorandum present fairly the information shown therein and have been compiled on a basis consistent with that of the financial statements included therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Time of Sale Document and the Placement Memorandum under the Act or the rules and regulations promulgated thereunder. No other financial statements or supporting schedules are required to be included in the Time of Sale Document or the Placement Memorandum. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Time of Sale Document and the Placement Memorandum fairly presents the information called for in all material respects and has been prepared in accordance with the SEC’s rules and guidelines applicable thereto.
2.25    OFAC. Neither the Company nor any of its Subsidiaries (collectively, the “Entity”) or, to the knowledge of the Entity, any director, officer, employee, agent, affiliate or representative of the Entity, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is (1) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”) , the United Nations Security Council (“UNSC”), the European Union (“EU”), Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”); or (2) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, Libya, North Korea, Sudan and Syria). For the past 5 years, the Entity has not knowingly engaged in, is not now knowingly engaged in, and will not knowingly engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions. The Company will not, directly or indirectly, use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person (1) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or (2) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the Offering, whether as purchaser, advisor, investor or otherwise).
2.26    Documents Incorporated by Reference. The documents incorporated or deemed to be incorporated by reference in the Time of Sale Document or the Placement Memorandum, at the time they were or hereafter are filed with the SEC, complied and will comply, in all material respects with the requirements of the Exchange Act and did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. There are no contracts or other documents required to be described in such incorporated documents or to be filed as exhibits to such incorporated documents which have not been described or filed as required.

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2.27    Reporting Compliance. The Company is subject to, and is in full compliance in all material respects with, the reporting requirements of Section 13 and Section 15(d), as applicable, of the Exchange Act.
2.28    Rating Agencies. There are no debt securities or preferred stock of, or guaranteed by, the Company that are rated by a “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act.
2.29    Agreements. This Agreement has been duly and validly authorized, executed and delivered by the Company. Each of the Indenture, the Warrant Agreement, the Escrow Agreement and the Security Agreement has been duly and validly authorized by the Company and, at the Closing Date, will have been duly executed and delivered by the Company and will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. When executed and delivered, this Agreement, the Indenture, the Warrant Agreement and the Security Agreement will conform in all material respects to the descriptions thereof in the Time of Sale Document and the Placement Memorandum.
2.30    Use of Proceeds; Solvency; Going Concern. All indebtedness represented by the Securities is being incurred for proper purposes and in good faith. On the applicable Closing Date, after giving pro forma effect to the Offering and the use of proceeds therefrom described under the caption “Use of Proceeds” in the Time of Sale Document and the Placement Memorandum, the Company (i) will be Solvent (as hereinafter defined), (ii) will have sufficient capital for carrying on its business and (iii) will be able to pay its debts as they mature. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company is not less than the total amount required to pay the liabilities of the Company on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) the Company is able to pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities as contemplated by this Agreement, the Time of Sale Document and the Placement Memorandum, the Company is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) the Company is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged; and (v) the Company is not otherwise insolvent under the standards set forth in any U.S. or non-U.S. federal, state or local statute, law (including, without limitation, common law) or ordinance, or any judgment, decree, rule, regulation, order or injunction.

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2.31    No Price Stabilization or Manipulation. Neither the Company nor any of its affiliates has and, to the Company’s knowledge, after due inquiry, no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company, whether to facilitate the sale or resale of any of the Securities or otherwise, (ii) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, any of the Securities, or (iii) except as disclosed in the Time of Sale Document and the Placement Memorandum, paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.
2.32    No Registration Required Under the Securities Act or Qualification Under the TIA. Without limiting any provision herein, no registration under the Securities Act and no qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the “TIA”), is required for the offer or sale of the Securities to the Purchasers as contemplated hereby, assuming the accuracy of the Purchaser’s representations and warranties in Section 3 herein and compliance with the sale of the Securities in the manner contemplated by the Purchase Agreement, the Time of Sale Document and the Placement Memorandum.
2.33    Rule 144A; No Integration or General Solicitation. The Notes will be, upon issuance, eligible for resale pursuant to Rule 144A under the Securities Act and no other securities of the Company are of the same class (within the meaning of Rule 144A under the Securities Act) as the Notes and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system. No securities of the Company have been offered, issued or sold by the Company or any of its affiliates within the six-month period immediately prior to the date hereof that would be integrated with the offering of the Securities contemplated by this Agreement; and the Company does not currently have any intention of making an offer or sale of such securities of the Company. As used in this paragraph, the terms “offer” and “sale” have the meanings specified in Section 2(a)(3) of the Securities Act. None of the Company, any of its affiliates or other person acting on behalf of the Company has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act (each, a “General Solicitation”).
2.34    Margin Requirements. None of the Transactions or the application of the proceeds of the Securities will violate or result in a violation of Section 7 of the Exchange Act (including, without limitation, Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System).
2.35    No Brokers. Neither the Company nor any of its affiliates has engaged any broker, finder, commission agent or other person (other than Jefferies) in connection with the Offering or any of the Transactions, and neither the Company nor any of its affiliates is under any obligation to pay any broker’s fee or commission in connection with such Transactions (other than commissions or fees to Jefferies).

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2.36    No Restrictions on Payments of Dividends. Except as otherwise disclosed in the Time of Sale Document and the Placement Memorandum, there is no encumbrance or restriction on the ability of any Subsidiary of the Company (x) to pay dividends or make other distributions on such Subsidiary’s capital stock or to pay any indebtedness to the Company or any other Subsidiary of the Company, (y) to make loans or advances or pay any indebtedness to, or investments in, the Company or any other Subsidiary or (z) to transfer any of its property or assets to the Company or any other Subsidiary of the Company.
2.37    Sarbanes-Oxley. There is and has been no failure on the part of the Company and the Subsidiaries or any of the officers and directors of the Company or any of the Subsidiaries, in their capacities as such, to comply with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.
2.38    Related Party Transactions. There are no business relationships or related-party transactions involving the Company or any other person required to be described in the Time of Sale Document and the Placement Memorandum which have not been described as required. Except as otherwise disclosed in the Time of Sale Document and the Placement Memorandum, there are no outstanding loans, advances (except advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any affiliate of the Company to or for the benefit of any of the officers or directors of the Company or any affiliate of the Company or any of their respective family members.
2.39    Listing. The shares of Common Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed on the New York Stock Exchange (the “NYSE”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the shares of Common Stock under the Exchange Act or delisting the shares of Common Stock from the NYSE. Except as described in the Company’s periodic filings under the Exchange Act incorporated by reference in the Time of Sale Document or Placement Memorandum, the Company has not received any notification that the SEC or the NYSE is contemplating terminating such registration or listing.
2.40    Lock-Ups. Each of the Company’s directors, executive officers and stockholders listed in Annex E has executed and delivered to Jefferies a lock-up agreement in the form of Annex D hereto (a “Lock-up Agreement”). All directors, executive officers and stockholders who are required pursuant to this Agreement to execute and deliver a Lock-up Agreement are collectively hereinafter referred to as the “Locked-up Persons.”
2.41    Certificates. Each certificate signed by any officer of the Company or any of the Subsidiaries, delivered to the Purchaser shall be deemed a representation and warranty by the Company or any such Subsidiary (and not individually by such officer) to the Purchaser with respect to the matters covered thereby.
2.42    Subsidiaries. The Company has no Material Domestic Subsidiaries (as defined in the Indenture).

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3.    Representations, Warranties and Covenants of the Purchaser. Each Purchaser (and, where specified below, the Undersigned) hereby represents and warrants to, and covenants with, the Company that:
3.1    Experience. (i) The Purchaser is knowledgeable, sophisticated and experienced in financial and business matters, in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Securities, and the Purchaser has undertaken an independent analysis of the merits and the risks of an investment in the Securities and has reviewed carefully the documents available on the Commission’s EDGAR system, based on the Purchaser’s own financial circumstances; (ii) the Purchaser understands that its investment in the Securities involves a significant degree of risk, including a risk of total loss of the Purchaser’s investment, and the Purchaser understands that the market price of the Common Stock into which the Notes are convertible and the Warrants are exercisable has been volatile and that no representation is being made as to the future value of the Common Stock; (iii) the Purchaser has had the opportunity to request, receive, review and consider all information it deems relevant in making an informed decision to purchase the Securities and to ask questions of, and receive answers from, the Company concerning such information; and (iv) the Purchaser has, in connection with its decision to purchase the Notes and Warrants set forth on the signature page to the Agreement, relied solely upon the documents available on the Commission’s EDGAR system and the representations and warranties of the Company contained herein, and the Purchaser has not relied on Jefferies in negotiating the terms of its investment in the Securities and, in making a decision to purchase the Securities, the Purchaser has not received or relied on any communication, investment advice or recommendation from Jefferies.
3.2    Purchaser Status. Each of the Purchasers acknowledges that (i) it is an “accredited investor” as defined in Rule 501(a)(1), (2), (3), (4), (5), (6), (7) or (8) of Regulation D under the Securities Act and/or it meets the definition of “qualified institutional buyers” as defined in Rule 144A(a)(1) under the Securities Act and (ii) is not an entity formed for the sole purpose of acquiring the Securities.
3.3    Intent. The Purchaser is acquiring the Notes and Warrants set forth on the signature page to the Agreement in the ordinary course of its business and for its own account, or, if the Undersigned is executing this Agreement on behalf of Accounts, for the Account(s) of other qualified institutional buyers or accredited investors as set forth on Schedule I, and with no present intention of distributing any of such Notes, Warrants, Note Shares or Warrant Shares or any arrangement or understanding with any other Persons regarding the distribution of such Notes, Warrants, Note Shares or Warrant Shares.
3.4    Source of Funds. Each Purchaser of the Notes will be deemed to have represented and agreed as follows: (i) either: (A) the Purchaser is not a Plan (which term includes (i) “employee benefit plans” (as defined in Section 3(3) of ERISA, (ii) plans, individual retirement accounts and other arrangements that are subject to Section 4975 of the Code, or to provisions under applicable Federal, state, local, non-U.S. or similar laws and (iii) entities the underlying assets of which are considered to include “plan assets” of such plans, accounts and

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arrangements) and it is not purchasing the Notes on behalf of, or with the “plan assets” of, any Plan; or (B) the Purchaser’s purchase, holding and subsequent disposition of the Notes either (i) are not a prohibited transaction under ERISA or the Code and are otherwise permissible under all applicable similar laws or (ii) are entitled to exemptive relief from the prohibited transaction provisions of ERISA and the Code in accordance with one or more available statutory class or individual prohibited transaction exemptions and are otherwise permissible under all applicable similar laws.
3.5    Reliance on Exemptions. The Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the Rules and Regulations and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.
3.6    Transfer Restrictions. The Purchaser understands that the Securities have not and will not be registered under the Securities Act, and that any transfer of the Securities will be restricted, and agrees that it will not transfer or dispose of the Securities except in compliance with the Securities Act and any other applicable federal or state securities laws.
3.7    Confidentiality. For the benefit of the Company, the Purchaser agrees to keep confidential all information concerning this private placement. The Purchaser is prohibited from reproducing or distributing this Agreement or any other offering materials or other information provided by the Company in connection with the Purchaser’s consideration of its investment in the Company, in whole or in part, or divulging or discussing any of their contents, except to its financial, investment or legal advisors in connection with its proposed investment in the Securities or as required by applicable law or regulation. Further, the Purchaser understands that the existence and nature of all conversations and presentations, if any, regarding the Company and this offering must be kept strictly confidential. The Purchaser understands that the federal securities laws impose restrictions on trading based on information regarding this offering. In addition, the Purchaser hereby acknowledges that unauthorized disclosure of information regarding this offering may result in a violation of Regulation FD. This obligation will terminate upon the filing by the Company of the Press Release (as defined below), which shall include any material, non-public information provided to the Purchaser prior to the date hereof. The foregoing agreements shall not apply to any information that is or becomes publicly available through no fault of the Purchaser, or that the Purchaser is legally required to disclose; provided, however, that if the Purchaser is requested or ordered to disclose any such information pursuant to any court or other government order or any other applicable legal procedure, it shall use its reasonable best efforts to provide the Company with prompt notice of any such request or order in time sufficient to enable the Company to seek an appropriate protective order.

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3.8    Investment Decision. The Purchaser understands that nothing in the Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.
3.9    Legend. The Purchaser understands that the Notes, Warrants, Note Shares and Warrant Shares will bear a restrictive legend as set forth in the Indenture and Warrant Agreement, as applicable. In addition, the Notes, Warrants, Note Shares and Warrant Shares purchased by Affiliated Purchasers will bear an appropriate legend referring to the fact that the Affiliated Purchaser will not resell or otherwise transfer any of the Notes, Warrants, Note Shares or Warrant Shares prior to the date that is the later of (a) one year after the last original issue date of the Notes or such shorter period of time as permitted by Rule 144 under the Securities Act or any successor provision thereunder, and (b) such later date, if any, as may be required by applicable law, except (i) to the Company or one of the Subsidiaries of the Company or (ii) pursuant to a registration statement that has been declared effective under the Securities Act.
3.10    Residency. The Undersigned or Purchaser’s principal executive offices are in the jurisdiction set forth immediately below the Purchaser’s name on the signature page hereto or in Schedule I, respectively.
3.11    Power and Authorization. The Purchaser is duly organized, validly existing and in good standing, and has the full right, power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. If the Undersigned is executing this Agreement on behalf of Accounts, (a) the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and bind, each Account, and (b) Schedule I hereto is a true, correct and complete list of (i) the name of each Account, (ii) the principal amount of Notes to be purchased by such Account, and (iii) the number of Warrants purchased by such Account.
3.12    Organization; Validity; Enforcements. (i) The making and performance of this Agreement by the Undersigned and the Purchaser and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Undersigned or Purchaser or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Undersigned or Purchaser is a party or, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental agency or body applicable to the Undersigned or Purchaser, (ii) no consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental agency or body is required on the part of the Undersigned or Purchaser for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, (iii) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the

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Undersigned and Purchaser, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws or judicial decisions of general application relating to or affecting the enforcement of creditors’ rights generally and the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution may be limited by federal or state securities laws or the public policy underlying such laws and (iv) there is not in effect any order enjoining or restraining the Undersigned or Purchaser from entering into or engaging in any of the transactions contemplated by this Agreement.
4.    Covenants. The Company shall:
(j)    file a Form D with the Commission with respect to the Securities as required under Regulation D promulgated under the Securities Act and to provide a copy thereof to the Undersigned promptly after filing;
(k)    issue a press release describing the transactions contemplated by this Agreement (the “Press Release”) on or before 9:00 a.m., New York City time, on the first business day following the date hereof;
(l)    not, and shall cause each of its Subsidiaries and each of their respective officers, directors, employees and agents not to, provide any Purchaser with any material, non-public information regarding the Company or any of its Subsidiaries from and after the filing of the Press Release without the express written consent of such Purchaser;
(m)    in order to enable the Purchasers to sell the Note Shares and Warrant Shares under Rule 144 under the Securities Act, for a period of one year from Closing, use its reasonable best efforts to comply with the requirements of Rule 144, including without limitation, use its reasonable best efforts to comply with the requirements of Rule 144(c) with respect to public information about the Company and to timely file all reports required to be filed by the Company under the Exchange Act;
(n)    During the period commencing on and including the date hereof and continuing through and including the 90th day following the date of the Placement Memorandum (such period, extended as described below, being referred to herein as the “Lock-up Period”), the Company will not, without the prior written consent of Jefferies (which consent may be withheld in its sole discretion), directly or indirectly: (i) sell, offer to sell, contract to sell or lend any Common Stock or Related Securities (as defined below); (ii) effect any short sale, or establish or increase any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) or liquidate or decrease any “call equivalent position” (as defined in Rule 16a-1(b) under the Exchange Act) of any Common Stock or Related Securities; (iii) pledge, hypothecate or grant any security interest in any Common Stock or Related Securities; (iv) in any other way transfer or dispose of any Common Stock or Related Securities; (v) enter into any swap, hedge or similar arrangement or agreement that transfers, in whole or in part, the economic risk of ownership of any Common Stock or Related Securities, regardless of whether any such transaction is to be settled in securities, in cash or otherwise; (vi) announce the offering of any Common Stock or Related Securities; (vii) file any registration statement under the Securities

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Act in respect of any Common Stock or Related Securities (other than (a) as contemplated by this Agreement or (b) shares of Common Stock registered pursuant to a registration statement on Form S-8, to be reserved for issuance pursuant to the Company’s 2013 Equity Incentive Plan); or (viii) publicly announce the intention to do any of the foregoing; provided, however, that the Company may affect the transactions contemplated hereby; and provided further, that the foregoing restrictions shall not apply to (a) the issuance by the Company of shares of Common Stock upon the exercise of an option or the conversion or exchange of a security outstanding on the date hereof, provided that such option or security is disclosed in or contemplated by the Time of Sale Document and the Placement Memorandum, (b) the issuance by the Company of Common Stock or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock, in each case pursuant to the Company’s stock plans disclosed in or contemplated by the Time of Sale Document and the Placement Memorandum, (c) the entry into an agreement providing for the issuance by the Company of shares of Common Stock or any security convertible into or exercisable for shares of Common Stock in connection with the acquisition by the Company or any of its subsidiaries of the securities, business, property or other assets of another person or entity or pursuant to an employee benefit plan assumed by the Company in connection with such acquisition, and the issuance of any such securities pursuant to any such agreement or (d) the entry into any agreement providing for the issuance of shares of Common Stock or any security convertible into or exercisable for shares of Common Stock in connection with joint ventures, commercial relationships or other strategic transactions, and the issuance of any such securities pursuant to any such agreement; provided that in the case of clauses (c) and (d), the aggregate number of shares of Common Stock that the Company may sell or issue or agree to sell or issue pursuant to clauses (c) and (d) shall not exceed 10% of the total number of shares of the Common Stock issued and outstanding immediately following the completion of the Transactions. For purposes of the foregoing, “Related Securities” shall mean any options or warrants or other rights to acquire Common Stock or any securities exchangeable or exercisable for or convertible into Common Stock, or to acquire other securities or rights ultimately exchangeable or exercisable for, or convertible into, Common Stock.
(o)    on or prior to the date hereof, have furnished to the Undersigned an agreement in the form of Annex D hereto from each director and executive officer of the Company that is subject to the reporting requirements under Section 16 of the Securities Act, and such agreement shall be in full force and effect on the Closing Date;
(p)    maintain, at its expense, a registrar and transfer agent for the shares of Common Stock (including the Note Shares and Warrant Shares);
(q)    complete on or prior to the Closing Date all filings and other similar actions required in connection with the perfection of security interests as and to the extent contemplated by the Security Agreement, except for such actions that are contemplated to occur following the Closing Date;
(r)    reserve and keep available for the conversion of the Notes and the exercise of the Warrants such number of authorized but unissued shares of Common Stock as are sufficient to permit the exercise in full of the Warrants; provided that, approval from the

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Company’s stockholders in accordance with Section 312.03 of The New York Stock Exchange’s Listed Company Manual (or any applicable successor provision) has been obtained;
(s)    cause the Common Stock to remain listed on the NYSE or other applicable U.S. national securities exchange upon which shares of Common Stock are then listed; and
(t)    not allow any Notes, Warrants, Note Shares or Warrant Shares that are repurchased or owned by any of its affiliates to be resold by such affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction that results in such Notes, Warrants, Note Shares or Warrant Shares, as the case may be, no longer being a “restricted security” (as defined in Rule 144 promulgated under the Securities Act).
5.    Broker’s Fee. Each of the Purchaser and the Undersigned acknowledges that the Company intends to pay to Jefferies a fee in respect of the sale of the Securities to the Purchaser. The Purchaser, the Undersigned and the Company agree that neither the Purchaser nor the Undersigned shall be responsible for such fee and that the Company will indemnify and hold harmless the Purchaser and the Undersigned against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchaser or Undersigned may become subject with respect to such fee. Each of the parties hereto represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Securities to the Purchaser.
6.    Independent Nature of Purchasers’ Obligations and Rights.
6.1    The obligations of the Purchaser under this Agreement are several and not joint with the obligations of any Other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any Other Purchaser under the Agreements. The decision of each Purchaser to purchase the Securities pursuant to the Agreements has been made by such Purchaser independently of any other Purchaser. Nothing contained in the Agreements, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Agreements. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.
6.2    Notwithstanding anything to the contrary in Section 6.1 above, if any Purchaser shall default, or notify the Closing Agent of its intent to default, in its obligation to purchase the Securities which it has agreed to purchase under this Agreement or any Other Agreement, then in addition to the Closing Agent’s ability to fund such purchase pursuant to

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Section 1.3(b), the Closing Agent may arrange for itself, another party or other parties to purchase such Securities on the terms contained herein. In the event that the Closing Agent notifies the Company that it has so arranged for the purchase of such Securities, the Closing Agent and the Company shall effect whatever changes may thereby be necessary in any applicable documents or arrangements before the Closing Date, including any permitted extension of the Closing Date. The term “Purchaser” as used in this Agreement shall include any person substituted under this paragraph with like effect as if such person had originally been a party to this Agreement with respect to such Securities. Notwithstanding the foregoing, nothing herein shall relieve a defaulting Purchaser from liability for its default.
7.    Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, e-mail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:
if to the Company, to:
Cyan, Inc.
1383 N. McDowell Blvd., Suite 300
Petaluma, CA 94954
Attention: Ken Siegel, Vice President & General Counsel
E-mail: ken.siegel@cyaninc.com

with a copy to:
Wilson Sonsini Goodrich & Rosati, P.C.
650 Page Mill Road
Palo Alto, CA 94304
Attention: John Fore, Esq
E-mail: jfore@wsgr.com
or to such other person at such other place as the Company shall designate to the Purchaser in writing; and
if to the Purchaser or the Undersigned, at its address as set forth on this signature page to this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.
8.    Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Undersigned. Any amendment or waiver effected in accordance with this Section 8 shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.
9.    Survival of Agreements; Non-Survival of Company Representations and Warranties. Notwithstanding any investigation made by any party to this Agreement or by

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Jefferies, all covenants and agreements made by the Company, the Undersigned and the Purchaser herein and in the Securities delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Securities being purchased and the payment therefor. All representations and warranties made by the Company, the Undersigned and the Purchaser herein and in the Securities delivered pursuant hereto shall survive for a period of two years following the later of the date of execution of this Agreement or the date of delivery to the Purchaser of the Securities being purchased upon payment therefor.
10.    Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.
11.    Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.
12.    Governing Law; Venue. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Agreement or any transaction contemplated hereby. If either party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.
13.    Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Delivery of an executed counterpart of this Agreement by facsimile transmission or electronic mail in PDF form shall be as effective as delivery of a manually executed counterpart hereof.
14.    Entire Agreement. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, none of the Company, the Undersigned or the Purchaser makes any representation, warranty, covenant or undertaking with respect to such

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matters. Each of the Company, the Undersigned and the Purchaser expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.
15.    Fees and Expenses. Except as set forth herein, each of the Company, the Undersigned and the Purchaser shall pay its respective fees and expenses related to the transactions contemplated by this Agreement.
16.    Parties. This Agreement is made solely for the benefit of and is binding upon the Purchaser and the Company and to the extent provided in Section 18, any Person controlling the Company or the Purchaser, the officers and directors of the Company, and their respective executors, administrators, successors and assigns, and no other Person shall acquire or have any right under or by virtue of this Agreement except that Jefferies is an intended third-party beneficiary of this Agreement as set forth in Section 18. The term “successor and assigns” shall not include any subsequent purchaser, as such purchaser, of the Notes, Warrants, Note Shares or Warrant Shares sold to the Purchaser pursuant to this Agreement.
17.    Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.
18.    Reliance by and Exculpation of Jefferies as Closing Agent and Placement Agent. Each Purchaser and Undersigned acknowledges that (i) Jefferies has not made, and will not make any representations and warranties with respect to the Company or the offer and sale of the Securities, and the Purchaser and Undersigned will not rely on any statements made by Jefferies, orally or in writing, to the contrary; (ii) it will be responsible for conducting its own due diligence investigation with respect to the Company and the offer and sale of the Securities, (iii) it will be purchasing Securities based on the results of its own due diligence investigation of the Company, (iv) it has negotiated the offer and sale of the Securities directly with the Company, and Jefferies will not be responsible for the ultimate success of any such investment and (v) the decision to invest in the Company will involve a significant degree of risk, including a risk of total loss of such investment. Each Purchaser and Undersigned further represents and warrants to Jefferies that it, including any fund or funds that it manages or advises that participates in the offer and sale of the Securities, is permitted under its constitutive documents (including, without limitation, all limited partnership agreements, charters, bylaws, limited liability company agreements, all applicable side letters with investors, and similar documents) to make investments of the type contemplated by this Agreement. In light of the foregoing, to the fullest extent permitted by law, the Purchaser, the Undersigned and the Company release Jefferies and its employees, officers and affiliates from any liability with respect to the Purchaser’s participation in the offer and sale of the Securities including, but not limited to, any improper payment made in accordance with the information provided by the Company. This Section 18 shall survive any termination of this Agreement. Jefferies has introduced the Purchaser and the

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Undersigned to the Company in reliance on the Purchaser’s and the Undersigned’s understanding and agreement to this Section 18.
The parties agree and acknowledge that Jefferies may rely on the representations, warranties, agreements and covenants of the Company contained in this Agreement and may rely on the representations and warranties of the respective Purchasers and Undersigned contained in this Agreement as if such representations, warranties, agreements, and covenants, as applicable, were made directly to Jefferies. The parties further agree that Jefferies may rely on the legal opinion to be delivered pursuant to Section 1.5(b) hereof.
Each of the Company, the Purchaser and the Undersigned agrees for the express benefit of Jefferies, as Closing Agent and placement agent, that: (1) none of Jefferies, any of its affiliates or any of its representatives (A) shall be liable for any improper payment made in accordance with the information provided by the Company; (B) make any representation or warranty, or has any responsibilities as to the validity, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Company pursuant to this Agreement; or (C) shall be liable (x) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or (y) for anything which any of them may do or refrain from doing in connection with this Agreement, except for such party’s own gross negligence, willful misconduct or bad faith; and (2) Jefferies, its affiliates and its representatives shall be entitled to (A) rely on, and shall be protected in acting upon, any certificate, instrument, opinion, notice, letter or any other document or security delivered to any of them by or on behalf of the Company, and (B) be indemnified by the Company for acting as placement agent and Closing Agent, respectively, hereunder.
[Remainder of Page Left Intentionally Blank]
ANNEX C
Form of Opinion of Wilson Sonsini Goodrich & Rosati

ANNEX D
Form of Lock-Up Agreement

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